Share-based compensation	12 Months Ended
Dec. 31, 2023
Disclosure Of Share Based Payments [Abstract]
Share-based compensation	Share-based compensation
Stock Option Plans
During 2020 and 2021, the Company implemented new Employee Stock Option Plans (“ESOP”) and Director Stock Option Plans (together, the “Stock Options Plans”). Under the Stock Option Plans, stock options of the Company are granted to certain employees of the Group and members of its board of directors. For options granted under the Stock Option Plans, the exercise price is equal to the fair value of the ordinary shares on grant date or equal to 150% of the fair value of the ordinary shares on grant date. The exercise price is included in the grant date fair value of the award. The exercise price for options is payable in the EUR value of a fixed USD amount; therefore, the Group considers these options to be USD-denominated. The options granted to participants under the Stock Option Plans have a first vesting period of three or eight months from date of grant and vest monthly or annually thereafter until fully vested. The options are granted with a term of five years.
Restricted Stock Unit Program
During 2020 and 2021, the Company implemented new restricted stock unit (“RSU”) programs for employees and for members of its board of directors (together, the “RSU Plans”). The RSU Plans are accounted for as equity-settled share-based compensation transactions. The RSUs are measured based on the fair market value of the underlying ordinary shares on the date of grant. The RSUs granted to participants under the RSU Plans have a first vesting period of three or eight months from date of grant and vest monthly or annually thereafter until fully vested four years from date of grant. The valuation of the RSUs was consistent with the fair value of the ordinary shares.
Other Awards
In connection with the acquisition of Anchor during 2019 and The Ringer during 2020, the Company granted 162,320 and 34,450 equity instruments to certain employees of Anchor and The Ringer, respectively. Each instrument effectively represents one ordinary share of the Company, which will be issued to the holder upon vesting. The instruments vest annually over a four-year and five-year period, respectively, from the acquisition date, and vesting of the instruments is contingent on continued employment. The instruments are accounted for as equity-settled share-based compensation transactions and are measured based on the fair market value of the underlying ordinary shares on the date of grant. The grant date fair value of each equity instrument granted to certain employees of Anchor and The Ringer was US $145.21 and US $145.14, respectively.
In connection with the acquisition of Podsights during 2022, the Company granted 30,824 equity instruments to certain employees of Podsights. The instruments vest annually over a four-year period from the acquisition date and the vesting is contingent upon continued employment. The instruments are accounted for as equity-settled share-based payment transactions and are measured based on the fair market value of the underlying ordinary shares on the date of grant. The grant date fair value for each equity instrument granted to employees of Podsights was US $162.21.
Activity in the Group's RSUs and other contingently issuable shares outstanding and related information is as follows:

	RSUs		Other
	Number of RSUs	Weighted average grant date fair value	Number of Awards	Weighted average grant date fair value
		US$		US$
Outstanding at January 1, 2021	1,320,193	155.98	156,190	145.19
Granted	793,337	277.21	22,988	261.00
Forfeited	(175,751)	190.26	—	—
Released	(512,583)	178.19	(70,458)	182.98
Outstanding at December 31, 2021	1,425,196	211.25	108,720	145.19
Granted	2,914,248	121.42	30,824	162.21
Forfeited	(359,238)	173.04	(20,357)	145.21
Released	(844,799)	173.76	(47,470)	145.20
Outstanding at December 31, 2022	3,135,407	142.23	71,717	152.50
Granted	1,379,324	121.77	—	—
Forfeited	(657,607)	134.72	—	—
Released	(1,302,199)	143.68	(34,819)	148.96
Outstanding at December 31, 2023	2,554,925	132.39	36,898	155.83
In the table above, the number of RSUs and other contingently issuable shares released include ordinary shares that the Group has withheld for settlement of employees’ tax obligations due upon the vesting of RSUs. For most of our employees, when RSUs vest, the Group withholds the number of shares that are equal to the monetary value of the employee’s tax obligation from the total number of shares that otherwise would have been issued. The Group then remits cash to tax authorities on the employees' behalf. If all the RSUs outstanding at December 31, 2023 subsequently vest, the Group estimates that it would be required to remit approximately €175 million to tax authorities over the vesting period for the years 2024 through 2027. In determining this estimate, the Group used the Company's ordinary share price as at December 31, 2023. The actual amount remitted to tax authorities is dependent on the Company's ordinary share price on each of the vesting dates as well as the number of awards that ultimately vest.
Activity in the stock options outstanding and related information is as follows:

	Options
	Number of options	Weighted average exercise price
		US$
Outstanding at January 1, 2021	9,041,288	138.60
Granted	2,164,070	315.86
Forfeited	(414,317)	191.43
Exercised	(2,074,572)	96.12
Expired	(21,121)	196.25
Outstanding at December 31, 2021	8,695,348	190.19
Granted	9,640,611	141.55
Forfeited	(1,332,946)	215.07
Exercised	(620,143)	78.33
Expired	(377,980)	130.86
Outstanding at December 31, 2022	16,004,890	164.56
Granted	2,140,650	129.05
Forfeited	(1,647,782)	158.21
Exercised	(3,057,801)	128.91
Expired	(1,010,712)	190.86
Outstanding at December 31, 2023	12,429,245	165.93
Exercisable at December 31, 2021	4,453,983	152.64
Exercisable at December 31, 2022	6,402,109	172.69
Exercisable at December 31, 2023	5,793,791	184.98
The weighted-average contractual life for the stock options outstanding at December 31, 2023, 2022, and 2021 is 2.8 years, 3.3 years, and 2.7 years, respectively. The weighted-average share price at exercise for options exercised during 2023, 2022, and 2021 was US $165.13, US $158.59, and US $280.08, respectively. The weighted-average fair value of options granted during the year ended at December 31, 2023, 2022, and 2021 was US $49.44 per option, US $43.56 per option, and US $78.65 per option, and, respectively.
The stock options outstanding at December 31, 2023, 2022, and 2021 are comprised of the following:

			2023		2022		2021
Range of exercise prices (US$)			Number of options	Weighted average remaining contractual life (years)	Number of options	Weighted average remaining contractual life (years)	Number of options	Weighted average remaining contractual life (years)
25.01	to	45.00	752	0.1	2,289	1.1	3,533	1.8
45.01	to	90.00	1,101,330	3.7	1,147,396	4.8	415,340	0.2
90.01	to	135.00	3,362,206	3.3	4,036,371	3.3	1,659,359	1.8
135.01	to	180.00	4,639,068	2.7	6,741,590	3.1	3,076,253	2.5
180.01	to	498.98	3,325,889	2.1	4,077,244	3.0	3,540,863	3.7
			12,429,245	2.8	16,004,890	3.3	8,695,348	2.7
In determining the fair value of the stock options, the Group uses the Black-Scholes option-pricing model. The Company does not anticipate paying any cash dividends in the near future and, therefore, uses an expected dividend yield of zero in the option valuation model. The expected volatility is based on a weighting of the historical volatility of the Company's common stock and the historical volatility of public companies that are comparable to the Group over the expected term of the award. The risk-free rate is based on U.S. Treasury zero-coupon rates as the exercise price is based on a fixed USD amount. The expected life of the stock options is based on historical data and current expectations.
The following table lists the inputs to the Black-Scholes option-pricing models used for stock options for the years ended December 31, 2023, 2022, and 2021:

	2023	2022	2021
Expected volatility (%)	51.5 – 61.2	35.9 – 60.0	34.1 – 43.1
Risk-free interest rate (%)	3.5 – 4.9	0.9 – 4.5	0.2 – 1.1
Expected life of stock options (years)	2.6 – 4.8	2.6 – 4.8	2.6 – 4.8
Weighted-average share price (US$)	128.33	124.47	283.15
Valuation assumptions are determined at each grant date and, as a result, are likely to change for share-based awards granted in future periods. Changes to the input assumptions could materially affect the estimated fair value of share-based compensation awards.
The sensitivity analysis below shows the impact of increasing and decreasing expected volatility by 10%, as well as the impact of increasing and decreasing the expected life by one year. This analysis was performed on stock options granted in 2023. The following table shows the impact of these changes on stock option expense for the options granted in 2023:

2023
(in € millions)
Actual stock option expense	41
Stock option expense increase/(decrease) under the following assumption changes
Volatility decreased by 10%	(5)
Volatility increase by 10%	7
Expected life decrease by 1 year	(6)
Expected life increase by 1 year	6
The expense recognized in the consolidated statement of operations for share-based compensation is as follows:

	2023	2022	2021
	(in € millions)
Cost of revenue	5	8	9
Research and development	194	218	119
Sales and marketing	66	73	41
General and administrative	56	82	54
Total	321	381	223
Expense recognized for the year ended December 31, 2023 is inclusive of a €48 million forfeiture credit for shares forfeited as a result of strategic realignment and reorganization plans. Of this credit, €2 million is included in Cost of revenue, €27 million is included in Research and development, €8 million is included in Sales and marketing, and €11 million is included in General and administrative within the consolidated statement of operations for year ended December 31, 2023.